UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 11, 2011

                            RPM Advantage, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  0-2067                  87-0285684
----------------------------       ------------            ------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


        810 S. Mason Road, Suite 260, Houston, TX		     77450
       ---------------------------------------------------    -------------
            (Address of principal executive offices)           (zip code)

                  Issuers telephone number:  (713) 523-4225
                                              --------------

                               Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================


Item 4.01  Changes in Registrant's Certifying Accountant

a) On May 10, 2006, the Registrant's Board of Directors engaged Pollard-Kelley Auditing Services, Inc., of Fairlawn, Ohio to serve as the Registrant's independent public accountants and to audit the Registrant's financial statements for the years ended December 31, 2004 and 2005. The Registrant does not have an Audit Committee.

On Dec 31 , 2010 the Registrant's Board of Directors dismissed
Pollard-Kelley Auditing Services, Inc. ("Pollard-Kelley") as its independent auditors. Pollard-Kelley is no longer is existance or a member of PCAOB. Due to this fact the Board will engage a new Auditor for the 2006, 2007, 2008, 2009, and 2010 fiscal years.

During the Registrant's two prior fiscal years and the period from December 31, 2004 through the date of its dismissal, there have been no disagreements with Pollard-Kelly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Toussaint would have caused it to make reference thereto in its reports on the Registrant's financial statements.
In addition, for the same periods, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Pollard-Kelley's reports on the financial statements of the Registrant for the years ended Decmber 31, 2004, and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for both years indicated that there was a substantial doubt as to the Registrant's ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of thisuncertainty.


b) During the fiscal years of the Registrant ended December 31, 2004 and December 31, 2005 and the interim period through the date of this Current Report on Form 8-K, the Registrant did not consult with Pollard-Kelley Auditing Services, Inc. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Pollard-Kelley Auditing Services, Inc. concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).


ITEM 9.01

(c) Exhibits

none





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 11, 2010             RPM Advantage, Inc.

                                  By: /s/ David R. Pressler
                                  ----------------------------------
                                  Name:   David R. Pressler
                                  Title:  President and
                                          Chief Executive Officer